Exhibit 10.6

THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

FOCUS UNIVERSAL INC.

UNSECURED CONVERTIBLE PROMISSORY NOTE

Note No. 2017-02
$80,000	Dated: July 28, 2017

1.       PRINCIPAL. For value received, Focus Universal Inc., a Nevada corporation headquartered at 829 Lawson Street, City of Industry, CA 91748 (the “Company”), hereby promises to pay to the order of Haitao Zhang, or his assigns (the “Noteholder” and, collectively with the Company, the “Parties”), in lawful money of the United States of America, and in immediately payable funds, the principal sum of $80,000 (the “Obligation”). The principal hereof and any unpaid accrued interest thereon shall be due and payable on the date which is three years from the date of this Note (the “Maturity Date”).

2.       INTEREST. Interest on the unpaid principal amount of the Obligation outstanding from time to time shall accrue at the annualized rate of 10% until the Maturity Date and thereafter at an annualized default rate of 12%. Computations of interest shall be made on the basis of a 365-day year, and the actual number of days elapsed (the “Interest”).

3.       PAYMENTS. The Company hereby promises to pay to the Noteholder, in lawful money of the United States of America, and in immediately payable funds, the Obligation. The principal hereof and any unpaid accrued interest thereon shall be due and payable on the Maturity Date (unless such payment date is accelerated as provided in Section 8 hereof). Payment of all amounts due hereunder shall be made at the address of the Noteholder provided for on the signature page of this Note.

4.       PREPAYMENT. Company shall be entitled to prepay this Note prior to the Maturity Date without premium or penalty.

5.       CONVERSION. This Note is convertible at the option of the Noteholder, in his, her or its sole discretion, in whole or in part, at any time prior to the Maturity Date into shares of common stock of the Company (the “Note Shares”) at a conversion price equal to $1.75 per share (the “Conversion Price”). Noteholder shall deliver to the Company a written Election to Convert, a form of which is attached hereto. As soon as reasonably practicable after receipt of the written Election to Convert, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Noteholder, and in such name or names as the Noteholder may designate, a certificate or certificates for the full number of Note Shares so purchased upon conversion of the Note. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of delivery of the Election to Convert, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Note shall be convertible, at the election of the Noteholders, either in full or from time to time in part and, in the event that the Note is converted in respect of less than all of the Note Shares specified therein at any time prior to the Maturity Date, a new Note evidencing the remaining portion of the indebtedness shall be issued by the Company to the Noteholder.

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6.       APPLICATIONS OF PAYMENTS. Payments received by Noteholder pursuant to the terms hereof shall be applied in the following manner: first, to the payment of all expenses, charges, late payment fees, costs and fees incurred by or payable to Noteholder and for which Company is obligated pursuant to the terms of this Note, second, to the payment of all interest accrued to the date of such payment; and third, to the payment of principal.

7.       DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

(a)       The non-payment, when due, of any principal or interest pursuant to this Note;

(b)       The material breach of any representation or warranty in this Note or in the Subscription Agreement or in any other agreement that may be entered into by and between the Noteholder and the Company prior to the repayment of the Note. In the event the Noteholder becomes aware of a breach as described in this Section 7(b), the Noteholder shall notify the Company in writing of such breach and the Company shall have 30 calendar days from the receipt of such notice to cure the alleged breach;

(c)       The material breach of any covenant or undertaking in this Note or in the Subscription Agreement, not otherwise provided for in this Section 7. In the event the Noteholder becomes aware of a breach as described in this Section 7(c), the Noteholder shall notify the Company in writing of such breach and the Company within shall have 30 calendar days from the receipt of such notice to cure the alleged breach;

(d)       A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any indebtedness of the Company or an event of default or similar event shall occur with respect to such indebtedness, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

(e)       The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

(f)       The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 30 calendar days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 30 calendar days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

8.       REMEDIES; LATE PAYMENT PENALTY. Upon the occurrence of any Event of Default, the Noteholder may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Noteholder, together with all accrued interest thereon, immediately due and payable. The Noteholder may also proceed against any guarantor of this obligation without waiving any rights under the terms of this Note.

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9.       NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight delivery service or by facsimile transmission. Notice shall be deemed to have been received on the date of personal delivery or facsimile transmission, or if sent by overnight delivery service, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger. The addresses of the Parties are set forth on the signature page of this Note and a Party shall give written notice of any change of address to the other Party.

10.      GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES AND CONFLICTS OF LAW.

11.       EXCLUSIVE JURISDICTION AND VENUE. The parties agree that the Courts of the County of Clark, state of Nevada shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

12.       ATTORNEYS FEES. If any legal action or any other proceeding, including action for declaratory relief, is brought for the interpretation or enforcement of this Agreement, the Prevailing Party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled. “Prevailing Party” shall include without limitation (a) a party who dismisses an action in exchange for sums allegedly due; (b) the party who receives performance from the other party of an alleged breach or a desired remedy that is substantially equivalent to the relief sought in an action or proceeding; or (c) the party determined to be the prevailing party by an arbitrator or a court of law.

13.       CONFORMITY WITH LAW. It is the intention of the Company and of the Noteholder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

14.       MISCELLANEOUS.

(a)       Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

(b)       No failure or delay on the part of Noteholder or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between the Parties shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative to, and not exclusive of, any rights or remedies, which Noteholder would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Noteholder to any other or further action in any circumstances without notice or demand.

(c)       The Company and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind.

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(d)       The Company may not assign its rights or obligations hereunder without prior written consent of Noteholder. Subject to compliance with applicable federal and state securities laws, Noteholder may assign all or any portion of this Note without the prior consent of The Company. Upon surrender of the Note, The Company shall execute and deliver one or more substitute notes in such denominations and of a like aggregate unpaid principal amount or other amount issued to Noteholder and/or to Noteholder’s designated transferee or transferees. Noteholder may furnish any information in the possession of Noteholder concerning The Company, or any of its respective subsidiaries, from time to time to assignees and participants (including prospective assignees and participants).

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

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IN WITNESS WHEREOF, the Company has caused this Note to be executed by its officers thereunto duly authorized as of the date first written above.

FOCUS UNIVERSAL INC.
A Nevada Corporation

/s/ Descheng Wang
BY: Desheng Wang
ITS: Chief Executive Officer

ADDRESS: 20511 East Walnut Drive North
Walnut, CA 91789

NOTEHOLDER:

/s/ Haitao Zhang

By: Haitao Zhang

ADDRESS: 3688 Burnt Pine Drive
Jacksonville, FL 32224

JOINTLY WITH:

/s/ Man Chen

By: Man Chen

ADDRESS: 3688 Burnt Pine Drive
Jacksonville, FL 32224

[SIGNATURE PAGE TO NOTE]

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FORM OF ELECTION TO CONVERT

The undersigned, the holder of the attached Note, hereby irrevocably elects to exercise their right to convert $_____________ of the Note into shares of common stock of Focus Universal Inc. and requests that the certificates for such securities be issued in the name of, and delivered to, __________________________________________, whose address is _____________________________________________________________________________.

Dated: __________________________	SIGNATURE:

__________
(Signature must conform in all respects to name of Noteholder as specified in the Note)

__________________________
(Insert Social Security or Federal Tax I.D. Number of Noteholder)

IF NOTE IS HELD JOINTLY, BOTH PARTIES MUST SIGN:

___________________________
(Signature must conform in all respects to name of Noteholder as specified in the Note)

_____________________________
(Insert Social Security or Federal Tax I.D. Number of Joint Noteholder)